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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Thomas & Betts Corporation

      We consent to the use of our report incorporated herein by reference.

                                                               /s/ KPMG LLP

Memphis, Tennessee
February 28, 2000